UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 21, 2016

VIRTU FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37352	32-0420206
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

900 Third Avenue
New York, NY 10022-1010
(Address of principal executive offices)

(212) 418-0100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                  OTHER EVENTS

On September 27, 2016, Virtu Financial, Inc. (“we” or the “Company”) announced the completion of the sale of 1,103,668 shares of Class A common stock in a public offering (the “Offering”) at a purchase price per share of $15.65 (the offering price to the public of $15.75 per share minus the Underwriter’s discount).  The Company used its net proceeds from the Offering to repurchase common units in Virtu Financial LLC (and paired shares of Virtu’s Class C common stock) from certain of its employees (who do not include executive officers or directors of Virtu) at a net price equal to the price paid by the Underwriter for shares of its Class A common stock in the Offering.

The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3, as amended (File No. 333- 213157) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on August 16, 2016, as amended.  The terms of the Offering are described in a Prospectus dated September 16, 2016, as supplemented by a Prospectus Supplement dated September 21, 2016, as filed with the Commission on September 22, 2016.

In connection with the Offering, on September 21, 2016, the Company and Virtu Financial LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., as underwriter (the “Underwriter”). The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Underwriting Agreement, and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference into the Registration Statement.

The legality opinion of Paul, Weiss, Rifkind, Wharton & Garrison, LLP is attached hereto as Exhibit 5.1, and is incorporated by reference into the Registration Statement.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, between Sandler O’Neill & Partners, L.P., Virtu Financial, Inc. and Virtu Financial LLC, dated September 21, 2016.
5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison, dated September 27, 2016.
23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Virtu Financial, Inc.

By:	/s/ Justin Waldie
Name:	Justin Waldie
Title:	Senior Vice President, Secretary and General Counsel

Dated:  September 27, 2016

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, between Sandler O’Neill & Partners, L.P., Virtu Financial, Inc. and Virtu Financial LLC, dated September 21, 2016.
5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison, dated September 27, 2016.
23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).